PURCHASE AND SALE AGREEMENT

      This Purchase and Sale Agreement (the "Agreement") is executed this 10th day of May, 1995 by and between the parties listed below:

                XCL LAND, LTD.,  which is a corporation
          formed  under  the  laws  of  the  State   of
          Delaware and whose mailing address is 110 Rue
          Jean  Lafitte,  Lafayette, Louisiana,  70508,
          herein   represented  by  its  duly   elected
          Executive   Vice  President,  Secretary   and
          General  Counsel David A. Melman  ("Seller");
          and

               THE SUCCESSION OF EDWARD M. CARMOUCHE, a
          succession   that   has  opened   a   probate
          proceeding  in  Calcasieu Parish,  Louisiana,
          under  Docket No. 28141, MATILDA GRAY STREAM,
          HAROLD  H.  STREAM, III, THE OPAL GRAY TRUST,
          a  trust  formed under the laws of Louisiana,
          which  Trust  Agreement is dated  October  1,
          1973  and  recorded in the public records  of
          St.  John  the  Baptist Parish, Louisiana  on
          June  20,  1990, in Conveyance  Book  266  at
          Folio  415  under Entry No. 132288, Ascension
          Parish,  Entry  No.  280205,  and  St.  James
          Parish,  Louisiana  on  June  14,  1990,   in
          Conveyance  Book 305 under Entry  No.  80679,
          herein  represented  by  Harold  Newton   and
          Bruce  N.  Kirkpatrick, its trustees,  acting
          with  full  authority of the  trust,  MATILDA
          GEDDINGS  GRAY  TRUST FOR HAROLD  H.  STREAM,
          III,  a  trust  formed under  Louisiana  law,
          herein represented by Harold Newton and Bruce
          N.   Kirkpatrick,   its   trustees,   MATILDA
          GEDDINGS GRAY TRUST FOR WILLIAM GRAY  STREAM,
          a  trust  formed under Louisiana law,  herein
          represented  by Harold Newton  and  Bruce  N.
          Kirkpatrick,  its trustees, MATILDA  GEDDINGS
          GRAY  TRUST FOR SANDRA GRAY STREAM,  a  trust
          formed    under   Louisiana    law,    herein
          represented  by Harold Newton  and  Bruce  N.
          Kirkpatrick, its trustees, M. G. STREAM TRUST
          FOR  HAROLD  H. STREAM, III, a  trust  formed
          under  Louisiana law, herein  represented  by
          Harold  Newton and Bruce N. Kirkpatrick,  its
          trustees, M. G. STREAM TRUST FOR WILLIAM GRAY
          STREAM,  a trust formed under Louisiana  law,
          herein represented by Harold Newton and Bruce
          N.  Kirkpatrick, its trustees, M.  G.  STREAM
          TRUST  FOR SANDRA GRAY STREAM, a trust formed
          under  Louisiana law, herein  represented  by
          Harold  Newton and Bruce N. Kirkpatrick,  its
          trustees,   (The  Succession  of  Edward   M.
          Carmouche,  Matilda Gray  Stream,  Harold  H.
          Stream,  III,  The Opal Gray  Trust,  Matilda
          Geddings  Gray  Trust For Harold  H.  Stream,
          III,  Matilda Geddings Gray Trust For William
          Gray Stream, Matilda Geddings Gray Trust  For
          Sandra  Gray Stream, M. G. Stream  Trust  For
          Harold H. Stream, III, M. G. Stream Trust For
          William  Gray Stream, and M. G. Stream  Trust
          For  Sandra Gray Stream shall be referred  to
          collectively  as  the  "Stream  Group",   and
          together  with  Seller,  a  "Party"  or   the
          "Parties");

                            RECITALS

      WHEREAS, the Stream Group desires to purchase and Seller desires to sell the fee lands and related rights on the terms and conditions provided in this Agreement;

      NOW, THEREFORE, in mutual consideration of the covenants agreed to herein, the Parties hereby agree as follows:

1. Sale. Subject to terms of this Agreement, the Stream Group shall purchase and pay for in the proportions set forth in that certain Assignment and Sale (the "Assignment") which Assignment is attached hereto as Exhibit 1), and the Seller shall sell all of its undivided 7/9ths interest in and to the property described on Exhibit A to the Assignment. (The property described on Exhibit A to the Assignment shall hereinafter been referred to as the "Phoenix Lake Tract.") The Closing (as hereinafter defined) on the sale of the Phoenix Lake Tract shall occur within thirty-five days of the execution date of this Agreement (the "Closing Date") unless extended by mutual consent of the parties. Seller specifically reserves for itself and excepts from the sale hereunder the immovable property described on page 3 of Exhibit A to the Assignment under the heading "LESS AND EXCEPT" (the "Excepted Property").

2. Consideration For Sale of Phoenix Lake Tract. The Stream Group shall pay to Seller as consideration for the sale of the Phoenix Lake Tract the sum of $2,275,000 (the "Purchase Price") to be paid in immediately available funds at Closing. The Purchase Price is based upon a price of $250.00 per acre for a 7/9ths interest in 11,700 acres constituting the Phoenix Lake Tract. In the event that Seller's undivided interest in and to any portion of the Phoenix Lake Tract is other than that stated, or in the event that the total acreage of the Phoenix Lake Tract is more or less than 11,700 acres, the Seller and the Stream Group agree to adjust the price accordingly, provided that the Parties mutually agree to any and all adjustments to Seller's undivided interest and to the total acreage of the Phoenix Lake Tract. In the event that the Parties do not agree to any proposed adjustments to Seller's undivided interest or to the total acreage of the Phoenix Lake Tract, then this Agreement shall terminate, and notwithstanding anything contained herein to the contrary neither Party shall be liable to the other for any damages whatsoever on account of the termination of this Agreement.

3.         Title Matters.

1. Warranty. The sale of the Phoenix Lake Tract shall be with a covenant of special warranty by, through and under Seller and no further, but with full substitution and subrogation in and to all rights of warranty that Seller may have against all previous owners or vendors except that the existence of any of the following items shall be excluded from the warranty (the "Permitted Exceptions"):

     (a) All water bottoms, riparian rights, filled-in channels and batture.

     (b) All canals located within the Phoenix Lake Tract and the rights, if any, of third parties to use such canals.

     (c) All rights of way, easements, predial servitudes, personal servitudes and rights of use that affect the Phoenix Lake Tract including, without limitation, that certain Pipeline Right-of-Way Agreement by and between Shell Western E & P, Inc. as lessee and L. Texas Petroleum as lessor dated October 26, 1990 and that certain Pipeline Right-of-Way and Valve Site Agreement by and between Enron Products Pipeline, Inc. as lessee and L. Texas Petroleum as lessor dated November 30, 1990.

     (d)  All Hunting, Trapping, Fishing and Grazing Surface
          Lease Agreements, Waterfowl and Deer Hunting Leases and Surface Leases granted by Seller or any predecessor in title with respect to the Phoenix Lake Tract prior to April 1, 1995 (the "Hunting Leases") and the material contracts listed on Exhibits 16.11,
          16.12 and 16.13.

     (e) That certain oil, gas and mineral lease entered into by and between Seller, as lessor, and Phoenix Lake
          Corporation, as lessee, dated October 20, 1994, recorded in the public records of Calcasieu Parish, Louisiana, in conveyance book 2444, at page 459 under entry number 2229269.

     (f)  The U.S.D.A. Water Bank Program Easement Contract
          No. CAL-WBP #12 dated August 12, 1992.

     (g) All rights or claims arising due to parties in possession of all or part of the Phoenix Lake Tract and not shown by the public records.

     (h) Encroachments, overlaps, boundary line disputes or the matters which would be disclosed by an accurate survey and inspection of the Phoenix Lake Tract.

     (i) The ability to gain ingress to and egress from the Phoenix Lake Tract or any portion thereof.

Except as otherwise set forth hereinabove, the Phoenix Lake Tract shall be sold without any warranty whatsoever.

Seller agrees to convey all of its interest in the Permitted Exceptions and the material contracts listed on Exhibits 16.11,
16.12 and 16.13, LESS AND EXCEPT the Excepted Property, to the Stream Group and to prorate any annual payments due to Seller for calendar year 1995 as consideration for the exercise of rights granted under the Permitted Exceptions beyond the Closing Date. Notwithstanding the foregoing, Buyer shall not be entitled to any portion of the consideration for the exercise of rights granted under the Permitted Exceptions if such consideration was paid in a lump sum to cover the entire period of use (in contrast, for example, to annual rental payments).

2. Title Defects. A title defect ("Title Defect") shall exist if any one or more of the following statements is true:

     (a)  Seller does not own the Phoenix Lake Tract;

     (b) At Closing, the Phoenix Lake Tract is not free of all liens, pledges, mortgages, security interests and other burdens;

     (c) There exists a condition or circumstance in connection with the Phoenix Lake Tract that is not in material compliance with any law, regulation, order, or judgment of or agreement with any federal, state or local agency or court relating to the environment or that, such law, regulation, order, judgment or agreement requires the owner or operator of the Phoenix Lake Tract to undertake any cleanup, remediation or other expense with respect to any portion of the Phoenix Lake Tract (an "Environmental Defect");

     (d) The title of Seller, or the title of Seller's predecessors, is in any instance not evidenced by instruments filed of record in accordance with the conveyancing and recording laws of applicable jurisdictions or is not sufficient against competing claims of bona fide purchasers for value without notice or other persons entitled to the protection of applicable recording laws, or is not held by a third party whose record title is so perfected and who recognized Seller's claim of ownership; or

     (e)  The interest of Seller in any of the Phoenix Lake
          Tract is subject to a preferential right to purchase that has not been waived or a consent to assignment necessary in the Stream Group's sole judgment to convey merchantable title that has not been obtained;

     (f)  The title of Seller is not sufficient to entitle
          Seller to all of its 7/9ths interest in the Phoenix Lake Tract;

     (g) The Phoenix Lake Tract is subject to contracts, agreements or commitments, other than material contracts listed on Exhibits 16.11, 16.12 and 16.13, which have a material adverse affect on the value of the Phoenix Lake Tract; or

     (h) There exists any pending or threatened action, suit, claim or proceeding that would affect a material portion of the Phoenix Lake Tract.

3. Material Title Defect. A material title defect is any Title Defect that is not a Permitted Exception (a "Material Title Defect") (except that instruments of record not specifically identified on one of Exhibits 16.11, 16.12 or 16.13 shall be excluded from the definition of Permitted Exceptions for the sole purpose of defining a Material Title Defect).

4. Notice of Material Title Defect. The Stream Group shall notify Seller in writing, as soon as reasonably practical after the Stream Group has knowledge thereof and in any event no later than the Closing Date, of any Material Title Defect discovered by the Stream Group. The notice shall describe the exact nature of any such defect. Any Material Title Defect not raised by the Stream Group on or before the Closing Date and any Title Defect that is not a Material Title Defect shall be deemed to be waived by the Stream Group.

5. Remedies for Material Title Defect. Seller shall have the right, but not the obligation, to attempt to cure through the Closing Date any Material Title Defect to which the Stream Group has made timely objection. With respect to any Material Title Defect that Seller fails to cure prior to Closing, the Purchase Price may be reduced by (a) $250 per net acre if a Material Title Defect is a complete failure in title with respect to any portion of the Phoenix Lake Tract or (b) an amount agreed to by the Parties if a Material Title Defect is something other than a complete failure in title. If the Parties are not able to agree to the appropriate adjustment to the Purchase Price, then this Agreement shall terminate, and notwithstanding anything contained herein to the contrary, neither Party shall be liable to the other for any damages whatsoever on account of the termination of this Agreement. Notwithstanding the foregoing, the Stream Group may, in its sole discretion, waive any Material Title Defect at any time prior to or at Closing, in which case Seller shall be obligated to close the transactions contemplated herein, provided that each of the conditions to Seller's closing contained in
Section 9 have been satisfied or waived by Seller.

6. Seller agrees to furnish the Stream Group with an Owner's Title Insurance Policy issued in the amount of the purchase price through a title insurance company and agent selected by the Stream Group subject only to permitted encumbrances and the exceptions hereinafter set forth. Seller agrees to pay for one-half of the cost, up to a maximum of $12,500, of obtaining title insurance and examination of title, which fees may be deducted from the sales proceeds at Closing.

      The following exceptions shall be permitted in the title policy:

     (a) Ownership of all water bottoms, riparian rights, filled-in lands and batture;

     (b) Any easements, measurements variations in area or content, boundary line disputes, overlays, walls, or other facts which would be disclosed by an accurate survey and inspection of the Phoenix Lake Tract;

     (c) Predial servitudes, personal servitudes and rights of use;

     (d) Any inchoate liens for ad valorem taxes that have accrued in 1995;

     (e) Any hunting or trapping leases expiring within one year of the Closing;

     (f) Any lien, or right to lien, for services, labor or materials furnished, imposed by law and not shown on the public records;

     (g) Any rights, easements or claims of parties in possession not shown by the public records;

     (h) The ownership of any canals located within the Phoenix Lake Tract and the rights, if any, of third parties to use such canals; and

     (i) Any claim or attack on title brought in connection with a federal bankruptcy proceeding or any similar law insolvency or creditor's rights proceeding based on the ground that the transfer of any part of the Phoenix Lake Tract to the Stream Group was a fraudulent conveyance.

4. Representations of Seller. As a principal cause and material inducement to the Stream Group's execution of this Agreement and to the Stream Group's consummation of the transactions contemplated hereby, and with the acknowledgment by Seller of the Stream Group's reliance hereon, Seller represents to the Stream Group that as of the date hereof and as of the Closing Date:

1.           Existence.   Seller is a corporation duly  organized
and validly existing under the laws of the State of Delaware.

2. Power. Seller has the requisite power to enter into and perform this Agreement and the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Seller, and the transactions contemplated hereby, will not violate (i) any provision of the bylaws or articles of incorporation of Seller, (ii) any material agreement or instrument to which Seller is a party or by which Seller is bound, (iii) any judgment, order, ruling, or decree applicable to Seller as a party in interest, or (iv) any law, rule or regulation applicable to Seller.

3. Authorization. The execution, delivery and performance of this Agreement and the transactions contemplated hereby will be duly and validly authorized by all requisite action on the part of Seller at Closing. This Agreement has been duly executed and delivered on behalf of Seller, and at the Closing all documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of Seller enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors.

4. Material Contracts. Each material contract, agreement or commitment to which the Phoenix Lake Tract is subject is listed on Exhibits 16.11, 16.12 and 16.13 attached to this Agreement. Seller represents that it is in full compliance with each material contract and with all permitted encumbrances to which it is a party, that such contracts are not in default, and Seller has not collected the consideration owed under any such material contract in advance of the due date.

5. Environmental Disclosures. To the best of Seller's knowledge, no Environmental Defects exist on the Phoenix Lake
Tract.

6. No Bankruptcy. There are no bankruptcy, reorganization or rearrangement proceedings pending, being contemplated by or to the knowledge of Seller threatened against Seller, and no condition exists which would constitute or be deemed to be an act of bankruptcy or insolvency on the part of Seller.

7. Complete Data. All of the written data furnished by Seller to the Stream Group in conjunction with the Stream Group's evaluation of the Phoenix Lake Tract was complete to the best of Seller's knowledge, and information furnished with respect to the Phoenix Lake Tract was not materially false to the best of Seller's opinion, and if any changes have taken place from the date furnished to the Closing Date, updated information will be provided to the Stream Group.

8. No Employment Liability. The Stream Group will have no liability for the employment of any employee of Seller, and the Stream Group will have no liability for any of Seller's employee benefit plans, pension plans, thrift or investment plans, profit sharing or savings plans (including any unfunded liability under ERISA) or for any of Seller's employment contracts, salary or bonus obligations or any other employee related obligations between Seller and any of its officers, directors, employees, servants, agents or representatives.

9. No Broker's Fees. Seller has not incurred liability, contingent or otherwise, for broker's or finder's fees related to the transactions contemplated hereby.

10.          No  Additional  Phoenix  Lake  Tract  Property.   No
affiliate of Seller owns any property that, if owned by Seller, would constitute part of the Phoenix Lake Tract.

5. Representations of the Stream Group. As a principal cause and material inducement to Seller's execution of this Agreement and to Seller's consummation of the transactions contemplated hereby, and with the acknowledgment by the Stream Group of Seller's reliance hereon, the Stream Group represents jointly, severally and in solido to Seller that as of the date hereof and as of the Closing Date:

1. Power. Each party to the Stream Group has all requisite power, authority, and legal right and all licenses, permits, qualifications and other documentation necessary or appropriate to carry on its business as presently conducted, to enter into this Agreement, and, at Closing will have obtained all necessary consents, approvals and authorizations, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

2. Authorization. The execution, delivery and performance of this Agreement and the transactions contemplated hereby will not conflict with or violate any provision of the charter, articles of partnership, or other governing documents of any party to the Stream Group and said transactions will be duly and validly authorized by all requisite actions on the part of the Stream Group at Closing. This Agreement has been duly executed and delivered on behalf of the Stream Group, and at the Closing all documents and instruments required hereunder to be executed and delivered by the Stream Group shall have been duly executed and delivered. This Agreement does, and such documents and instruments shall, constitute legal, valid and binding obligations of the Stream Group enforceable in accordance with their terms, subject, however, to the effect of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect relating to the rights and remedies of creditors.

3. No Bankruptcy. There are no bankruptcy, reorganization or rearrangement proceedings pending, being contemplated by or to the knowledge of any member of the Stream
Group threatened against any member of the Stream Group, and no condition exists which would constitute or be deemed to be an act of bankruptcy or insolvency on the part of Seller.

4. No Broker's Fees. The Stream Group has not incurred liability, contingent or otherwise, for broker's or finder's fees related to the transactions contemplated hereby.

6. In connection with this sale, conveyance, transfer, assignment, and delivery of the Phoenix Lake Tract to the Stream Group, it is understood and agreed that the Stream Group shall not assume or be obligated to pay or satisfy any mortgage obligation, judgment, redemption right, stock claim, debt, liability, claim, demand or obligation of Seller or any other owner arising from any commitment, contract, act or omission whatsoever of Seller, or for which Seller is vicariously liable, other than the Permitted Exceptions and the material contracts, agreements or commitments listed on Exhibits 16.11, 16.12 and 16.13, whether prior to, on, or after the Closing Date.

7.         Access to Data, Property and Information.

1. The Stream Group's Access to Information. Seller shall provide the Stream Group with complete access at all reasonable times to all (a) land, engineering, mineral record, lease and other files that relate to the Phoenix Lake Tract; and
(b) geological and geophysical information relating to the Phoenix Lake Tract. In addition, Seller shall permit the Stream Group to have physical access to the Phoenix Lake Tract according to the terms of the Stream Management contract listed on Exhibit
16.12. Seller shall deliver to the Stream Group upon Closing, all information in its possession with respect to the Phoenix Lake Tract.

2. Confidentiality. The Stream Group shall cause the information and data furnished by Seller or by Seller's representatives to the Stream Group and its employees and representatives in connection with this Agreement to be maintained in strict confidence and not to be used for any purpose other than in connection with this Agreement; provided, however, that the foregoing obligation shall terminate on the earlier to occur of (a) the Closing, (b) such time as the information or data in question is disclosed to the Stream Group by a third party that is not obligated to Seller to maintain same in confidence, or (c) such time as the information or data in question becomes generally available to the oil and gas industry other than through the breach of the foregoing obligation. The obligations of the Stream Group under this Section 7.2 shall be in addition to, and not in lieu of, the Stream Group's obligations under any confidentiality agreement between Seller and the Stream Group relating to the Phoenix Lake Tract otherwise executed by the Stream Group.

3. Seller's Continuing Access to Data. So long as the Stream Group is the owner of that portion of the Phoenix Lake Tract for which data may be requested, the Stream Group shall provide Seller with complete access at all such times that are necessary in Seller's sole opinion to all land, engineering, mineral record, lease and other files that relate to the Phoenix Lake Tract. Seller shall have the right to copy and reproduce such information. The Stream Group's obligation to allow Seller such access shall survive the Closing Date (a) with respect to information pertaining to mineral rights or minerals underlying the Phoenix Lake Tract, for a period the longer of 10 years or such time as any claim or litigation relating to the Phoenix Lake Tract of which Buyer has written notice remains unresolved or (b) with respect to information not pertaining to mineral rights or minerals underlying the Phoenix Lake Tract (for example, hunting leases), for a period the longer of three years or such time as any claim or litigation relating to the Phoenix Lake Tract of which Buyer has written notice remains unresolved. The Stream Group shall provide for such access by and through its assigns as a condition of its transfer of the Phoenix Lake Tract.

4. Return of Data. The Stream Group agrees that if this Agreement is terminated for any reason whatsoever, the Stream Group shall, at Seller's request, promptly return to Seller all information and data furnished to the Stream Group, its employees and representatives in connection with this Agreement or the Stream Group's investigation of the Phoenix Lake Tract, and the Stream Group agrees not to retain any copies of any such information or data.

8.         Taxes.

1. Apportionment of Ad Valorem and Property Taxes. All ad valorem taxes, real property taxes, personal property taxes, and similar obligations ("Property Taxes") relating to the Phoenix Lake Tract with respect to tax year 1995 shall be apportioned as of the Closing Date between Seller and the Stream Group. The Stream Group shall be entitled to a credit against the Purchase Price for that portion of the Property Taxes that are apportioned to Seller for the tax year 1995. The Stream Group shall file or cause to be filed all required reports and returns incident to the Property Taxes and shall pay or cause to be paid to the taxing authorities all Property Taxes relating to tax year 1995.

9.          Seller's Obligations Pending Closing.

1. Affirmative Obligations. From and after the effective date until the Closing, except as otherwise consented to by the Stream Group in writing, Seller shall:

     (a) Own and operate the Phoenix Lake Tract only in the ordinary course of business, in accordance with its present method of ownership and operation and pay all costs and expenses associated therewith, if, as, and when due;

     (b) Exercise all reasonable due diligence in safeguarding and maintaining secure all engineering, geological and geophysical data, reports and maps, and information in Seller's possession relating to the Phoenix Lake Tract until Closing and preserve all such data and information for delivery to the Stream Group at Closing;

     (c) Permit the Stream Group and its representatives to have reasonable access according to the Stream Management contract listed on Exhibit 16.12;

     (d) Obtain all necessary waivers of preferential rights to purchase and consents to assignment necessary to convey the Phoenix Lake Tract to the Stream Group;

     (e) Notify the Stream Group of any material change about which Seller has knowledge or becomes aware in any matter reflected in any of the data, production records, computer printouts and other such data, whether similar or dissimilar, furnished by Seller to the Stream Group in conjunction with the Stream Group's evaluation of the Phoenix Lake Tract immediately upon learning or becoming aware of such material change; and

     (f) Discharge all liens (except liens for taxes and assessments not yet delinquent and liens reserved in oil and gas leases for bonuses or rentals and for compliance with the terms of the lease), mortgages and encumbrances which are attached to or otherwise burden any of the Phoenix Lake Tract except for Permitted Exceptions and those specifically assumed by the Stream Group and set forth in this Agreement.

2. Negative Obligations. From the date of this Agreement and until the Closing, except with the written consent of the Stream Group, Seller shall not:

     (a) Enter into any agreement or arrangement granting any right to purchase any of the Phoenix Lake Tract or requiring the consent of any person to the transfer and assignment of any of the Phoenix Lake Tract hereunder, except in connection with the performance by Seller of an obligation or agreement existing on the date hereof;

     (b) Enter into any new agreements or commitments with respect to the Phoenix Lake Tract, other than gas sales contracts with an expiration of thirty days or less and hunting and trapping leases expiring within one year of the Closing Date that do not interfere with the exploration, development or production of hydrocarbons, and will not modify or terminate any of the agreements relating to the Phoenix Lake Tract, other than the Stream Management contract, listed at Exhibit 16.12, and will not encumber (except for liens arising by operation of law), sell or otherwise dispose of any of the Phoenix Lake Tract;

     (c) Incur, or agree to incur, any material contractual obligation or liability (absolute or contingent) with respect to the Phoenix Lake Tract, except current liabilities incurred or obligations under agreements entered into in the ordinary course of business or under agreements or instruments entered into prior to the date hereof or liabilities incurred in connection with the consummation of the transactions contemplated in this Agreement; or

     (d) Knowingly waive any right which would otherwise accrue to the Stream Group upon the transfer of the Phoenix Lake Tract hereunder.

10. Seller's Closing Conditions. Seller's obligation to consummate the transactions provided for herein is subject to the satisfaction or waiver by Seller, prior to or at the Closing, of each of the following conditions:

1. Representations. The representations and warranties of the Stream Group contained in Section 5 shall be true and correct in all material respects.

2. Pending Matters. Seller shall not be restrained, enjoined or otherwise prohibited by the order, judgment or other decree of any court or governmental authority from consummating any of the transactions contemplated by this Agreement.

3. Title Defects. The Stream Group shall not have identified in a timely manner any Material Title Defect that has not been remedied, waived by the Stream Group, or for which an adjustment to the Purchase Price in an amount agreed to by Seller and the Stream Group has not been made.

4. Performance. The Stream Group shall have performed in all material respects the obligations, covenants and agreements hereunder to be performed by it at or prior to the Closing.

5.          Consents,  Authorization and Approvals.   The  Stream
Group shall have obtained all necessary consents, authorizations and approvals of third parties to the consummation of the transactions contemplated by this Agreement.

6. The Stream Group's Certificate. The Stream Group shall have delivered a certificate executed by a representative of each party to the Stream Group, dated as of the Closing, certifying on behalf of the party to the Stream Group that to the best of the party's knowledge the conditions set forth in Sections 10.1 and 10.4 have been fulfilled and are true and correct at Closing.

7. Simultaneous Execution. Simultaneous with the consummation of the transactions provided for herein, the Succession of Edward M. Carmouche, Matilda Gray Stream, Harold H. Stream, III and the Opal Gray Trust shall have consummated that certain Assignment of Purchase Notes and that certain Loan Participation Agreement (both of which are attached to this Agreement as Exhibit 10.7) with XCL-Acquisitions, Inc.

8. The Stream Group's Opinion Letter. Seller shall have received from counsel for the Stream Group an opinion of counsel stating that, with respect to each member of the Stream Group, other than natural persons:

     (a) The individual member of the Stream Group was duly organized and is validly existing under the appropriate laws of the state of its organization or creation; and

     (b) The individual member of the Stream Group has all requisite power and authority under Louisiana law to carry on its business as presently conducted, to enter into the Agreement, to perform its obligations thereunder, to consummate the transactions contemplated thereby, and to enter into all documents referred to in the Agreement.

11. The Stream Group's Closing Conditions. The Stream Group's obligation to consummate the transactions provided for herein is subject to the satisfaction or waiver by the Stream Group, prior to or at the Closing, of each of the following conditions:

1.           Representations.   The  representations  of   Seller
contained in Section 4 shall be true and correct in all material respects.

2. Pending Matters. The Stream Group shall not be restrained, enjoined or otherwise prohibited by the order, judgment or other decree of any court or governmental authority from consummating any of the transactions contemplated by this Agreement.

3. Title Defects. The Stream Group shall not have identified in a timely manner any Material Title Defect that has not been remedied, waived by the Stream Group, or for which an adjustment to the Purchase Price in an amount agreed to by the Stream Group has not been made.

4.          Performance.   Seller shall  have  performed  in  all
material respects the obligations, covenants and agreements hereunder to be performed by it at or prior to the Closing.

5.          Consents, Authorizations and Approvals.  Seller shall
have   obtained   all  necessary  consents,  authorizations   and
approvals   of   third  parties  to  the  consummation   of   the
transactions contemplated by the Agreement.

6. Seller's Certificate. Seller shall have delivered to the Stream Group a certificate executed by an officer of Seller, dated the date of Closing, certifying on behalf of Seller, that to the best of Seller's knowledge the conditions set forth in Sections 11.1 and 11.4 have been fulfilled and are true and correct at Closing.

7. Simultaneous Execution. Simultaneous with the consummation of the transactions provided for herein, the Succession of Edward M. Carmouche, Matilda Gray Stream, Harold H. Stream, III and the Opal Gray Trust shall have consummated that certain Assignment of Purchase Notes and that certain Loan Participation Agreement (both of which are attached to this Agreement as Exhibit 10.7) with XCL-Acquisitions, Inc.

8. Seller's Opinion Letter. The Stream Group shall have received from counsel for Seller an opinion of counsel stating that:

     (a) Seller was duly organized and is validly existing under the corporate laws of the State of Delaware; and

     (b) Seller has all requisite power and authority under Louisiana law to carry on its business as presently conducted, to enter into the Agreement, to perform its obligations thereunder, to consummate the transaction as contemplated thereby, and to enter into all documents referred to in the Agreement.

12. Seller's Disclaimer. Except as otherwise provided in this Agreement, the Stream Group acknowledges that Seller has not made, AND SELLER HEREBY EXPRESSLY DISCLAIMS AND NEGATES, ANY REPRESENTATION OR WARRANTY, EXPRESSED, IMPLIED, AT COMMON LAW, BY STATUTE, OR OTHERWISE RELATING TO (a) THE CONDITION OF THE PHOENIX LAKE TRACT (INCLUDING WITHOUT LIMITATION, ANY IMPLIED OR EXPRESSED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR OF ENVIRONMENTAL CONDITION), (b) ANY INFRINGEMENT BY SELLER OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY, AND (c) ANY INFORMATION, DATA OR OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED TO THE STREAM GROUP BY OR ON BEHALF OF SELLER (INCLUDING, WITHOUT LIMITATION, IN RESPECT OF GEOLOGICAL, GEOPHYSICAL AND SEISMIC DATA, THE EXISTENCE OR EXTENT OF OIL, GAS OR OTHER MINERAL RESERVES, THE RECOVERABILITY OF OR THE COST OF RECOVERING ANY SUCH RESERVES, THE VALUE OF SUCH RESERVES, ANY PRODUCT PRICING ASSUMPTIONS, AND THE ABILITY TO SELL OIL OR GAS PRODUCTION AFTER CLOSING).

13.        Closing.

1. Time and Place of Closing. If the conditions to Closing have been satisfied or waived, the consummation of the transactions contemplated hereby (the "Closing") shall be held at the offices of Seller's attorneys, Gordon, Arata, McCollam & Duplantis, 625 E. Kaliste Saloom Road, Suite 301, Lafayette, Louisiana on or before the 35th day after the date of this Agreement (unless extended in accordance with Section 1 and then on a day to which the Closing has been extended) at 11:00 o'clock a.m., Central Standard Time (the "Closing Date").

2.   Closing Obligations.  At the Closing:

     (a) Seller shall execute, acknowledge and deliver to the Stream Group the Assignment.

     (b) Seller shall deliver to the Stream Group originals of all records, as required by this Agreement, pertaining to the Phoenix Lake Tract;

     (c) Seller shall execute such other instruments and take such other action as may be necessary to carry out its obligations under this Agreement;

     (d) The Stream Group shall pay to Seller the sum of $2,275,000.00 in immediate available funds and in currency of the United States of America.

14. Environmental Liabilities. The Stream Group agrees to indemnify, defend and hold Seller harmless from and against any and all claims, liabilities, losses, costs and expenses arising from or related to any Environmental Defect that comes into existence on or after the Closing Date and during the time that the Stream Group owns an interest in the Phoenix Lake Tract, where the Environmental Defect is found. Seller agrees to indemnify, defend and hold the Stream Group harmless from and against any and all claims, liabilities, losses, costs and expenses arising from or related to any Environmental Defect that came into existence prior to the Closing Date and during the period of time that Seller owned the Phoenix Lake Tract. The indemnities provided for in this Section 14 shall expire five (5) years from the date of the Closing unless the indemnified party has provided the indemnifying party with written notice of the specific claim asserted to be covered by this indemnity prior thereto. For purposes of this Agreement, an Environmental Defect is a condition or circumstance with respect to the Phoenix Lake Tract or the operation thereof that is not in compliance with any law, regulation, order or judgment of or agreement with any federal, state or local agency or court relating to the environment or that, under such law, regulation order, judgment or agreement, requires the owners or operator of the Phoenix Lake Tract to undertake cleanup, remediation or other expense.

15. Stipulation on Leasing Excepted Property. If Seller enters into an Oil, Gas and Mineral Lease covering contiguous acreage in the Phoenix Lake Tract that provides for a lease bonus and delayed rentals of $300.00 per acre, a royalty interest of not less than twenty-five percent, a primary term not greater than three years, a 120 day continuous drilling requirement following the primary term, and a pugh clause, then the Stream Group shall lease to the third party under such terms and conditions. Likewise, the same applies to Seller, mutatis mutandis, if the Stream Group, or an affiliated entity, or a nonaffiliated third party agrees to enter into an Oil, Gas and Mineral Lease covering contiguous acreage in the Phoenix Lake Tract with like provisions.

16.        Miscellaneous.

1. Governing Law. This Agreement and all instruments executed in accordance with it shall be governed by and interpreted in accordance with the laws of the State of Louisiana, without regard to conflict of law rules that would direct application of the laws of another jurisdiction.

2. Entire Agreement. This Agreement, including all exhibits attached hereto and made a part hereof, constitute the entire agreement between the Parties and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Parties, whether such supplement, amendment, alteration, modification, waiver or termination of this Agreement is made antecedent to, contemporaneous with or following the execution of this Agreement.

3. Captions. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

4. Notices. Any notice provided or permitted to be given under this Agreement shall be in writing, and may be served by personal delivery or by depositing same in the mail, addressed to the party to be notified, postage prepaid, and registered or certified with a return receipt requested. Notice deposited in the mail in the manner hereinabove described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt. Notice served in any other manner shall be deemed to have been given and received only if and when actually received by the addressee. For purposes of notice, the addresses of the parties shall be as follows:

              Seller's  Mailing Address:

                XCL LAND, LTD.
                110 Rue Jean Lafitte
                Lafayette, Louisiana  70508
                Attention:  Mr. David A. Melman


               The Stream Group's Mailing Addresses:

               SUCCESSION OF EDWARD M. CARMOUCHE
               Post Office Box 2001
               Lake Charles, Louisiana  70602

               MATILDA GRAY STREAM
               c/o Bruce N. Kirkpatrick
               Post Office Box 40
               Lake Charles, Louisiana 70602

               HAROLD H. STREAM, III
               Post Office Box 40
               Lake Charles, Louisiana 70602

               THE OPAL GRAY TRUST
               MATILDA GEDDINGS GRAY TRUST FOR HAROLD H. STREAM, III MATILDA GEDDINGS GRAY TRUST FOR WILLIAM GRAY STREAM MATILDA GEDDINGS GRAY TRUST FOR SANDRA GRAY STREAM
               M. G. STREAM TRUST FOR HAROLD H. STREAM, III
               M. G. STREAM TRUST FOR WILLIAM GRAY STREAM
               M. G. STREAM TRUST FOR SANDRA GRAY STREAM
               c/o Bruce N. Kirkpatrick
               Post Office Box 40
               Lake Charles, Louisiana 70602

Each Party shall have the right, upon giving ten (10) days prior notice to the other Parties in the manner hereinabove provided, to change its address for purposes of notice.

5. Expenses. Except as otherwise provided herein, each Party shall be solely responsible for all expenses incurred by it in connection with this transaction (including, without limitation, fees and expenses of its own counsel and accountants).

6. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any rule of law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either Party.

7.         Counterparts. This Agreement may be executed in one or
more counterparts, each of which shall be deemed an original, but
all   of  which  together  shall  constitute  one  and  the  same instrument.

8. Attorneys' Fees. If suit or action is filed by any Party to enforce this Agreement, the prevailing Party shall be entitled to recover reasonable attorneys' fees incurred in investigation or related matters and in preparation for and prosecution or defense of such suit or action as fixed by the trial court, and, if any appeal is taken from the decision of the trial court, reasonable attorneys' fees as fixed by the appellate court or, if appropriate, by the trial court.

9. Further Assurances. After the execution of the Agreement, the Parties will execute, acknowledge, and deliver to each other such further instruments, and take such other action, as may be reasonably requested in order to more effectively assure to the Parties all of the respective properties, rights, titles, interests, estates, remedies, powers, and privileges intended to be assigned and delivered in connection with the transactions contemplated hereby.

10. References to Currency. All references to the payment of money made in this Agreement are meant to be references to currency of the United States of America. All sums due pursuant to this Agreement are due and payable in currency of the United States of America

11. Mineral Leases. To the extent of the interest conveyed to the Stream Group in and to the oil, gas and other minerals, the Stream Group hereby agrees to assume at Closing all liabilities of Seller under and to honor all terms and conditions of the mineral leases listed on Exhibit 16.11.

12.         Stream  Management Contract.  At Closing  the  Stream
Group  shall  cause  the  Stream Management  contract  listed  on
Exhibit 16.12 to be cancelled with Seller responsible for the monthly retainer fee only through the day of the Closing.

13. Other Material Contracts. The Stream Group hereby agrees to assume at Closing all liabilities of Seller under and to honor all terms and conditions of the contracts listed on
Exhibit 16.13.

14. Survival of Representations. Seller and the Stream Group acknowledge that the representations made by Seller and the Stream Group in Sections 4 and 5 hereof respectively shall survive the Closing Date for a period of five years only and shall not be deemed to be merged, extinguished or extended by any document, conveyance or other agreement.

     In witness whereof, the Parties have executed this Agreement as of the day and year first set forth above.

                                   SELLER:

                                   XCL LAND, LTD.


                                    /s/ David A. Melman
                              By:___________________________________________
                                        David A. Melman
                                        Executive Vice President,
                                        Secretary   and   General
                                        Counsel

                                   THE STREAM GROUP:

                                   THE SUCCESSION OF EDWARD M.
                                   CARMOUCHE


                                    /s/ Virginia M. Carmouche
                               By:________________________________________
                                        Virginia M. Carmouche
                                        Its Executrix



                                    /s/ Matilda Gray Stream
                                  __________________________________________
                                        MATILDA GRAY STREAM




                                    /s/ Harold H. Stream, III
                                  ___________________________________________
                                        HAROLD H. STREAM, III



                                   THE OPAL GRAY TRUST


                                    /s/ Harold Newton
                               By:________________________________________
                                        HAROLD NEWTON
                                        Its Trustee


                                    /s/ Bruce N. Kirkpatrick
                               By:________________________________________
                                        BRUCE N. KIRKPATRICK
                                        Its Trustee


                                   MATILDA  GEDDINGS GRAY  TRUST FOR
                                   HAROLD H. STREAM, III


                                   /s/ Harold Newton
                              By:________________________________________
                                        HAROLD NEWTON
                                        Its Trustee


                                    /s/ Bruce N. Kirkpatrick
                              By:________________________________________
                                        BRUCE N. KIRKPATRICK
                                        Its Trustee


                                   MATILDA  GEDDINGS GRAY  TRUST FOR
                                   WILLIAM GRAY STREAM


                                   /s/ Harold Newton
                              By:________________________________________
                                        HAROLD NEWTON
                                        Its Trustee


                                    /s/ Bruce N. Kirpatrick
                              By:________________________________________
                                        BRUCE N. KIRKPATRICK
                                        Its Trustee


                                   MATILDA  GEDDINGS GRAY  TRUST FOR
                                   SANDRA GRAY STREAM


                                   /s/ Harold Newton
                              By:________________________________________
                                        HAROLD NEWTON
                                        Its Trustee


                                    /s/ Bruce N. Kirkpatrick
                              By:________________________________________
                                        BRUCE N. KIRKPATRICK
                                        Its Trustee


                                   M. G. STREAM TRUST FOR
                                   HAROLD H. STREAM, III


                                    /s/ Harold Newton
                              By:________________________________________
                                        HAROLD NEWTON
                                        Its Trustee


                                    /s/ Bruce N. Kirkpatrick
                              By:________________________________________
                                        BRUCE N. KIRKPATRICK
                                        Its Trustee


                                   M. G. STREAM TRUST FOR
                                   WILLIAM GRAY STREAM


                                   /s/ Harold Newton
                            By:________________________________________
                                        HAROLD NEWTON
                                        Its Trustee


                                    /s/ Bruce N. Kirkpatrick
                            By:________________________________________
                                        BRUCE N. KIRKPATRICK
                                        Its Trustee


                                   M. G. STREAM TRUST FOR SANDRA
                                   GRAY STREAM


                                   /s/ Harold Newton
                             By:________________________________________
                                        HAROLD NEWTON
                                        Its Trustee


                                   /s/ Bruce N. Kirpatrick
                             By:________________________________________
                                        BRUCE N. KIRKPATRICK
                                        Its Trustee